040101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

Filed in the office of	Document Number 20130169049-25
Ross Miller Secretary of State State of Nevada	Filing Date and Time 03/13/2013 10:04 AM
	Entity Number E0127692013-2

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: BALLY, CORP.

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: CORP 95, LLC
Name

[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* 75000000 | Par value per share: $ 0.0010 | Number of shares *without par value:* 0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) SURGIT S GILL
Name
2620 REGATTA DR SUITE 102 | LAS VEGAS | NV | 89128
Street Address | City | State | Zip Code

2)
Name
Street Address | City | State | Zip Code

5. Purpose: (optional; see instructions)

The purpose of the corporation shall be:
ANY LEGAL PURPOSE

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

PYRAMID MANAGEMENT, LLC | X PYRAMID MANAGEMENT, LLC
Name | **Incorporator Signature**
2620 REGATTA DR SUITE 102 | LAS VEGAS | NV | 89128
Address | City | State | Zip Code

7. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X CORP 95, LLC | 3/13/2013
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity | Date

This form must be accompanied by appropriate fees.

ADDITIONAL PROVISIONS OF THE ARTICLES OF INCORPORATION

The liability of the officers, directors and agents of this corporation for monetary damages shall be eliminated to the fullest extent permissible under NEVADA law.

This corporation is authorized to provide indemnification of officers, directors and agents to the fullest extent permissible under NEVADA law.

Any amendment, repeal or modification of any provision of this Article shall not adversely affect any right or protection of an officer, director or agent of this corporation existing at the time of such amendment, repeal or modification.

090101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.380)

Filed in the office of	Document Number 20130513432-84
Ross Miller Secretary of State State of Nevada	Filing Date and Time 08/02/2013 3:03 PM Entity Number E0127692013-2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

BALLY, CORP.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3-
Number of shares with par value-100,000,000 common shares @ $.0001 par value
20,000,000 preferred shares@ $.0001 par value

Article 4-
Name and address of Director- Surgeet Singh
2620 Regatta Dr Ste 102
Las Vegas, NV 89128

3. The undersigned declare that they constitute **at least two-thirds** of the following:

(check only one box) [X] incorporators [ ] board of directors

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures: (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.)

X [signature]
Authorized Signature

X
Authorized Signature

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.